EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, A. Dean Arganbright, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation ("WPSR") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPSR to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ A. Dean Arganbright
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, Michael S. Ariens, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation ("WPSR") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPSR to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ Michael S. Ariens
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, Richard A. Bemis, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation ("WPSR") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPSR to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ R. A. Bemis
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, Daniel A. Bollom, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation ("WPSR") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPSR to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ Daniel A. Bollom
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, M. Lois Bush, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation ("WPSR") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPSR to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ M. Lois Bush
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, Robert C. Gallagher, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation ("WPSR") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPSR to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ R. C. Gallagher
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I,
Kathryn M. Hasselblad-Pascale, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation ("WPSR") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPSR to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ Kathryn M. Hasselblad-Pascale
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, James L. Kemerling, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation ("WPSR") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPSR to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ James L. Kemerling
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, Larry L. Weyers, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation ("WPSR") to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPSR to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ Larry L. Weyers
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, A. Dean Arganbright, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Public Service Corporation to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPS Resources Corporation to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ A. Dean Arganbright
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, Michael S. Ariens, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Public Service Corporation to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPS Resources Corporation to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ Michael S. Ariens
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, Richard A. Bemis, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Public Service Corporation to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPS Resources Corporation to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ R. A. Bemis
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, Daniel A. Bollom, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Public Service Corporation to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPS Resources Corporation to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ Daniel A. Bollom
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, M. Lois Bush, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Public Service Corporation to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPS Resources Corporation to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ M. Lois Bush
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, Robert C. Gallagher, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Public Service Corporation to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPS Resources Corporation to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ R. C. Gallagher
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I,
Kathryn M. Hasselblad-Pascale, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Public Service Corporation to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPS Resources Corporation to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ Kathryn M. Hasselblad-Pascale
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, James L. Kemerling, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Public Service Corporation to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPS Resources Corporation to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ James L. Kemerling
                                   ---------------------------------

                                                                EXHIBIT 24


                             POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, That I, Larry L. Weyers, hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and
Francis J. Kicsar, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Wisconsin Public Service Corporation to the Registration Statement on Form S-8, and any amendments (including post-effective amendments) or supplements thereto, relating to deferred compensation obligations and common stock of WPS Resources Corporation to be offered pursuant to the WPS Resources Corporation Deferred Compensation Plan and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such deferred compensation obligations and common stock under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this   7th     day of     May      , 1998.
                               ---------        -------------


                                   /s/ Larry L. Weyers
                                   ---------------------------------